UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Sections 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 13, 2007


                      METROMEDIA INTERNATIONAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                        1-5706                 58-0971455
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)


                 8000 Tower Point Drive
                      Charlotte, NC                            28227
        (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (704) 321-7380

                                 Not Applicable
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

          Merger Agreement

          On July 17, 2007, Metromedia International Group, Inc. (the "Company or "Metromedia") entered into an Agreement and Plan of Merger (the "Merger Agreement"), with CaucusCom Mergerco Corp., a Delaware corporation ("Purchaser") and a wholly-owned subsidiary of CaucusCom Ventures L.P., a British Virgin Islands limited partnership ("Parent"). Parent is a holding company affiliated with (i) Salford Georgia, the local Georgian office of Salford Capital Partners Inc. ("Salford"), an international private equity and investment management firm based in the British Virgin Islands, and (ii) Compound Capital Limited ("Compound"), an international private investment firm based in Bermuda.
Compound is a subsidiary of Sun Capital Partners Ltd. ("Sun"), a private investment firm based in the United Kingdom. According to Sun, it is not affiliated with, and has no relationship to, the U.S.-based private investment firm Sun Capital Partners, Inc.

          Pursuant to the Merger Agreement, Purchaser will acquire the Company's common stock, par value $0.01 per share (the "Common Stock") through a tender offer (the "Offer"), at a price of $1.80 per share, net to the sellers in cash without interest, for any and all shares of the Common Stock, on the terms and subject to the conditions set forth in the Merger Agreement. Purchaser's obligation to purchase shares of Common Stock tendered in the Offer is subject to certain conditions set forth in the Merger Agreement, including that there shall have been validly tendered and not withdrawn prior to the expiration date of the Offer, as it may be extended in accordance with the terms and conditions of the Merger Agreement, a number of shares of Common Stock equal to not less than the sum of (x) 63,300,000 shares of Common Stock (which equals approximately 61.3% of the shares of Common Stock issued and outstanding as of the date hereof) and (y) the total number of shares of Common Stock, if any, issued or issuable (but not yet issued) in response to any notice of election, duly and validly given to the Company (and not subsequently withdrawn) on or prior to the expiration date of the Offer, to exercise an option or warrant to purchase shares of Common Stock or to convert shares of Metromedia's 7.25% cumulative convertible preferred stock, par value $1.00 per share (the "Preferred Stock") into shares of Common Stock (such number, the "Original Minimum Condition"). Pursuant to the Merger Agreement, Purchaser is permitted on a single occasion to lower the Original Minimum Condition to a level not less than (x) 56,182,474 shares of Common Stock plus (y) 50% of the total number of shares of Common Stock, if any, issued or issuable (solely in the case of shares of Common Stock issuable, such shares of Common Stock issuable but not yet issued in response to any notice, duly and validly given (and not subsequently withdrawn) by a holder to the Company on or prior to the expiration date of the Offer, of election to exercise a Company stock option or warrant or to convert shares of preferred stock) after the date of the Merger Agreement and prior to the expiration date of the Offer.

          If the Offer is completed and, as applicable, the top-up option (as described below) is exercised or the Company obtains the requisite stockholder approval, the Merger Agreement provides that, subject to the terms and conditions set forth therein, Purchaser will merge with and into Metromedia, with Metromedia continuing as the surviving corporation (the "Merger"). In the Merger, all remaining outstanding shares of Common Stock not owned by the Purchaser will be cancelled and converted into the right to receive the offer price of $1.80 per share in cash. The Preferred Stock will remain outstanding following the Merger.

          The Offer is expected to be commenced before July 20, 2007. The initial offering period of the Offer is 20 business days, subject to extension in certain circumstances as required or permitted by the Merger Agreement and applicable law. The Merger Agreement also provides that, if the Original Minimum Condition is reduced by Purchaser as described above and the Offer is completed, but the total number of shares of Common Stock acquired by Purchaser is less than the Original Minimum Condition, then Purchaser will commence a subsequent offering period to acquire additional Common Stock, for a period of not less than ten or more than twenty business days. During the subsequent offering period, if any, shares of Common Stock not tendered in the Offer during the original offering period may be tendered to Purchaser for the same offer price paid for shares of Common Stock tendered during the initial offering period of the Offer.

          Pursuant to the Merger Agreement, Metromedia granted Purchaser an option (the "top-up option") to purchase such additional shares of Common Stock as are authorized for issuance but not issued and outstanding following the completion of the Offer. The top-up option may be exercised if, and for a number of shares of Common Stock such that, after the exercise of the top-up option, Purchaser will own at least one share in excess of 90% of the then issued and outstanding shares of Common Stock (after giving effect to the exercise of the top-up option).

          In connection with the execution of the Merger Agreement, Purchaser, Parent and certain stockholders of the Company holding, beneficially or of record, approximately 35,581,072 Common Shares in the aggregate, this being approximately 34.5% of all Common Shares presently issued and outstanding, entered into a Tender and Support Agreement, dated as of July 17, 2007 (the "Support Agreement"), pursuant to which such stockholders have agreed, among other things, to tender their Common Shares pursuant to the Offer and vote their Common Shares in favor of the Merger and against any alternative acquisition proposal, all on the terms and subject to the conditions set forth in the Support Agreement.

          The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about Metromedia, Purchaser or Parent. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure schedules provided by the Company to Purchaser and Parent and their respective affiliates in connection with the execution of the Merger Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger
Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between Metromedia, on the one hand, and Purchaser and Parent, on the other hand, rather than establishing matters as facts. Accordingly, you should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about Metromedia, Purchaser or Parent.

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Item 3.02 Unregistered Sale of Equity Securities

          The information included in Item 1.01 regarding the top-up option is incorporated into this Item 3.02 by reference. The top-up option was issued without registration under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon the exemption from registration set forth in
Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder.

Item 3.03 Material Modification to Rights of Security Holders

          The information required by this Item 3.03 is included in Items 1.01 and 3.02 and incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

          On July 13, 2007, Metromedia entered into an amended and restated employment agreement (the "Restated Employment Agreement") with Mark S. Hauf, the Company's Chairman and Chief Executive Officer. The Restated Employment Agreement encompasses and reflects Mr. Hauf's existing employment arrangements, including certain arrangements entered into on May 25, 2007 and previously disclosed pursuant to a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the "SEC") on May 25, 2007.

          On July 13, 2007, Metromedia entered into Transaction Bonus and Severance Agreements (collectively, the "Transaction Bonus and Severance Agreements") with each of Harold F. Pyle, III, the Company's Chief Financial Officer, Bryce Dean Elledge, the Company's Vice President of Finance and Chief Accounting Officer, and Natalia Alexeeva, the Company's Vice President, General Counsel and Secretary.

          Pursuant to the Transaction Bonus and Severance Agreements each officer party thereto is entitled to receive the following payments and benefits:

          o Transaction Bonus. Each officer will receive a cash bonus, paid in a single lump sum (the "Transaction Bonus"), upon the consummation, prior to December 31, 2007, of the transactions contemplated by the Merger Agreement, or any other transaction involving a sale by the Company of its securities or assets entered into in lieu of such transactions (an "Alternative Transaction"). If a change in control occurs in connection with the cash tender offer component of the transactions contemplated by the Merger Agreement or an Alternative Transaction, and, following such change in control but prior to the payment of the Transaction Bonus, the officer's employment is terminated by the Company without cause or the officer resigns with good reason, then such officer will receive the Transaction Bonus on the date of his or her termination of employment. ("Change in control", "cause" and "good reason" are all defined in the Transaction Bonus and Severance Agreements.) The Transaction Bonuses that Messrs. Pyle and Elledge may become entitled to is, for each officer, $175,000. The Transaction Bonus that Ms. Alexeeva may become entitled to is $100,000.

          o Severance. The Company will provide each officer with severance in the form of salary continuation for the periods specified below. The severance will be payable upon termination of the employment of any such officer by the Company other than for cause or due to his or her disability, or if such officer resigns with good reason. Each such officer will also continue to receive, during such salary continuation period, medical and dental benefits at the same level of benefit in effect immediately prior to the date of termination, at the Company's expense. For Messrs. Pyle and Elledge, any severance that the officer may become entitled to under the Transaction Bonus and Severance Agreements upon a termination of employment by the Company without cause will be offset by the officer's right to severance in such circumstance pursuant to bonus letters entered into between the officer and the Company on August 4, 2005.

          Severance Benefits - Salary and Benefits Continuation Period
          ------------------------------------------------------------
--------------------------------------------------------------------------------
                                                     Involuntary Termination
                    Involuntary Termination          Within One Year
Name                Before a Change in Control       After a Change in Control
----                --------------------------       -------------------------
--------------------------------------------------------------------------------
Mr. Pyle            6 months                         12 months
--------------------------------------------------------------------------------
Mr. Elledge         3 months                         6 months
--------------------------------------------------------------------------------
Ms. Alexeeva        3 months                         6 months
--------------------------------------------------------------------------------


Item 8.01 Other Events

          On July 17, 2007, the Company issued a press release announcing that it had entered into the Merger Agreement. The full text of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

          Exhibits:

          Exhibit 2.1: Agreement and Plan of Merger, dated as of July 17, 2007, among Metromedia International Group, Inc., CaucusCom Mergerco Corp. and CaucusCom Ventures L.P.*

          Exhibit 99.1: Joint press release of the Company, Purchaser and Parent, issued on July 17, 2007, regarding the execution of the Merger Agreement

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

IMPORTANT NOTICE:

This Current Report on Form 8-K is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any of Metromedia's equity securities. The Offer described herein has not yet been commenced. On the commencement date of the Offer, an offer to purchase, a letter of transmittal and related documents will be filed with the SEC, mailed to record holders of shares of Common Stock and made available for distribution to beneficial owners of shares of the Common Stock. The solicitation of offers to buy Common Stock will only be made pursuant to the offer to purchase, the letter of transmittal and related documents. When they are available, stockholders should read those materials carefully because they will contain important information, including the various terms of, and conditions to, the Offer. When they are available, stockholders will be able to obtain the offer to purchase, the letter of transmittal and related documents without charge from the SEC's Website at www.sec.gov or from Mellon Investor Services, the information agent for the Offer,. Stockholders are urged to read carefully those materials when they become available prior to making any decisions with respect to the Offer.

Metromedia will file a solicitation/recommendation statement with the SEC in connection with the Offer, and, if required, will file a proxy statement or information statement with the SEC in connection with the second-step Merger following the Offer. Metromedia's holders of Common Stock are strongly advised to read these documents if and when they become available because they will contain important information about the Offer and the Merger. Metromedia's stockholders will be able to obtain a free copy of the solicitation/recommendation statement and the proxy statement or information statement as well as other filings containing information about Metromedia, the Offer and the Merger, if and when available, without charge, at the SEC's Internet site (www.sec.gov). In addition, copies of the solicitation/recommendation statement, the proxy statement or information statement and other filings containing information about Metromedia, the Offer and the Merger may be obtained, if and when available, without charge, by directing a request to Metromedia International Group, Inc., Attention: Chief Financial Officer, 8000 Tower Point Drive, Charlotte, North Carolina 28227 or by phone at (704) 321-7380.

Forward-Looking Statements

This release contains forward-looking statements as defined by the federal securities laws which are based on our expectations and assumptions as of the date of this Current Report on Form 8-K, which are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated, projected or implied, including, among other things, risks relating to the expected timing of the completion and financial benefits of the Offer and the Merger. Metromedia is not under, and expressly disclaims, any obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            METROMEDIA INTERNATIONAL GROUP, INC.
                                            (Registrant)


                                            By: /s/ Harold F. Pyle, III
                                                --------------------------------
                                            Name:  Harold F. Pyle, III
                                            Title: Vice President Finance, Chief
                                                   Financial Officer and
                                                   Treasurer
Date: July 17, 2007
Charlotte, NC